Statement of Additional Information Supplement

October 1, 2010

Morgan Stanley Institutional Fund, Inc.

Supplement dated October 1, 2010 to the Morgan Stanley Institutional Fund, Inc. Statement of Additional Information dated September 1, 2010

Effective September 30, 2010, Sara Furber replaced Randy Takian as President and Principal Executive Officer of the Fund. The following information hereby replaces in its entirety the biographical information for Mr. Takian contained on page 46 of this Statement of Additional Information:

Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
Sara Furber (35) 522 Fifth Avenue New York, NY 10036	President and Principal Executive Officer – Equity and Fixed Income Funds	Since September 2010	President and Principal Executive Officer (since September 2010) of the Equity and Fixed Income Funds in the Fund Complex; Managing Director and Director of the Adviser and various entities affiliated with the Adviser (since July 2010). Formerly, Chief Operating Officer for Global Corporate and Investment Banking at Bank of America Merrill Lynch (January 2009 to April 2010); Head of Merrill Lynch & Co. Investor Relations (July 2007 to December 2008); with senior roles in Strategy and Business Development as well as within Merrill Lynch's Global Credit & Commitments organization prior to July 2007.

*  This is the earliest date the Officer began serving the Retail Funds or Institutional Funds. Each Officer serves an indefinite term, until his or her successor is elected.

Please retain this supplement for future reference.